Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

September 5, 2019
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account (File No. 811-09799)
Discovery Premier Group Retirement Annuity II
(File No. 333-95637)
Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record, if applicable. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the funds and portfolios specified below:

1.
Filer/Entity:    Variable Insurance Products Fund II
Registration No.:    811-05511
CIK No.:    0000831016
Accession No.:    0001379491-19-003888
Date of Filing:    2019-08-26

Share Class:    Initial Class

VIP Contrafund Portfolio

2.	Filer/Entity: Variable Insurance Products Fund III Registration No.: 811-07205 CIK No.: 0000927384 Accession No.: 0001379491-19-003889 Date of Filing: 2019-08-26

Share Class:     Initial Class

VIP Mid Cap Portfolio

If you have any questions regarding this filing, please contact me at (860) 534-4245.
Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Vice President and Corporate Counsel